UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2009 (December 19, 2008)
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 24, 2008, Western Gas Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain midstream assets from certain affiliates of Anadarko Petroleum Corporation (“Anadarko”), consisting of: (i) a 100% ownership interest in the Hilight System, (ii) a 50% interest in the Newcastle System and (iii) a 14.81% limited liability company membership interest in Fort Union Gas Gathering, L.L.C. We refer to these assets collectively as our Powder River Basin operations. Consideration for the assets consisted of: (i) $175 million in cash, which the Partnership financed by entering into a 5-year, $175 million term note agreement with Anadarko and (ii) 2,556,891 common units and 52,181 general partner units of the Partnership. The Powder River Basin operations include a combination of gathering, compression, treating and processing assets located in the Powder River Basin of Wyoming. The Contribution Agreement was entered into on November 11, 2008 (the “Contribution Agreement”) by and among affiliates of Anadarko.
This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the audited financial statements of the Powder River Basin operations and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of the Powder River Basin Operations as of September 30, 2008 and December 31, 2007, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007 and 2006, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of September 30, 2008, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits
23.1	Consent of KPMG LLP.

99.1	Audited Financial Statements of the Powder River Basin Operations as of September 30, 2008 and December 31, 2007, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007 and 2006.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of September 30, 2008, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Date: March 2, 2009	By:	/s/ Robert G. Gwin Robert G. Gwin
President and Chief Executive Officer
Western Gas Holdings, LLC

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Financial Statements of the Powder River Basin Operations as of September 30, 2008 and December 31, 2007, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007 and 2006.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of September 30, 2008, for the nine months ended September 30, 2008 and for the twelve months ended December 31, 2007.